Nestor, Inc.

Nestor Business Plan Presentation
October 2006
Nigel P. Hebborn
Chief Financial Officer

Nestor, Inc.

Safe Harbor Disclaimer

Statements in this presentation about future expectations, plans and prospects for
Nestor, including statements containing the words "expects," "will," and similar expressions, are forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934. We may not meet the expectations disclosed in our forward-looking statements and investors should not place undue reliance on those statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, competition, further approvals of contracted approaches, legal and legislative challenges to automated traffic enforcement, and other factors discussed in
Risk Factors  in our most recent Annual Report on Form 10-K and Quarterly Report on
Form 10-Q filed with the SEC. Investors are advised to read Nestor's Annual Report, quarterly reports on Form 10-Q and current reports on Form 8-K filed after our most recent annual or quarterly report. The forward-looking statements in this letter represent our current views and we disclaim any obligation to update these forward-looking statements.

Nestor, Inc.

George Ball, Non-Executive Chairman of the Board
▪
Chairman of Sanders Morris Harris Group since May 2002
▪
Former Chief Executive Officer of Prudential-Bache Securities
Bill Danzell, CEO and President
▪
Serves as CEO and Chairman of Nestor Traffic Systems since January 2003
▪
Founder and President of Danzell Investment Management, Ltd. (1995) a private investment management company corporate restructurings focus
▪
Joined Prudential Securities in 1983 and held the title of Senior Vice President-Portfolio manager until 1995; employed by Merrill
Lynch from 1981 through 1983. Prior to 1981, primary activity was financial and managerial reorganizations of privately held corporations
Nigel Hebborn, Chief Financial Officer and President of Nestor Traffic Systems
▪
Joined Nestor in October 1996 as CFO
▪
Responsible for Nestor’s financial and corporate development activities;
▪
Prior to joining Nestor, formed and served as President of Wolffish Consulting Services, Inc. Previously served as Vice
President of Finance of Nova American Group, Inc. and as President of its various subsidiaries
Todd Eikinas, Chief Operating Officer
▪
Responsible for day to day operations including speed and red light product development, and software engineering
▪
Prior to joining Nestor, managing director Peek Traffic System’s red light and speed enforcement programs.
▪
Former IT head for State Street Bank (Boston).
Benjamin Alexander, Vice President, Secretary, and General Counsel
▪
Prior to Nestor, practicing at Partridge Snow & Hahn since 2002; previously a partner at Hale and Dorr LLP
▪
Before entering the legal profession, worked as a systems engineer, specializing in digital circuit design, programming and systems integration
Management Team

Nestor, Inc.

Market Trends

Market Drivers
▪
Large urban population growth causing increased traffic, vehicles faster &
safer, roadway growth limited
▪
Increasing automotive accidents / injuries / fatalities
▪
Police are asked to do more with less – highest citizen complaints – Traffic, with speeding number one.
▪
Old technology and process does not modify driver behavior and encourage compliance
Adoption Rates
▪
23 states and the District of Columbia allow the use of automated red light enforcement systems
•
Additional 15 state legislatures considering bills to enable/expand automated enforcement
▪
10 states and the District of Columbia allow the use of automated speed enforcement systems
▪
Officer presence using photo speed under existing statutes opening new states
▪
“Free” implementation for municipalities may eliminate need to appropriate funds or gain budget approval

Nestor, Inc.

Market Overview

Automated Red Light Enforcement Market
▪
~300,000 signalized intersections in U.S.
▪
Usually 4 directions of travel at each intersection
= 1,200,000 red light approaches
▪
Estimated 2.5%-5.0% penetration
= 30,000 – 60,000 red light approach market
Alternative Market Size Estimate
▪
1,869 U.S. cities with a population >25,000
▪
Usually 20 cameras/city
= 37,380 red light approach market
Low Penetration to Date
▪
Fragmented customer base as each city has a separate municipal body
▪
Automated enforcement currently manages fewer than 2,000 approaches
Additional Market Opportunities for Speed Enforcement
▪
Over 120,000 “high-risk areas” such as school and construction zones
▪
Millions of miles of local streets and highways

Nestor, Inc.

Intelligent Software

Dr. Leon Cooper, Brown University Professor and Nobel Prize Winner, created predictive, intelligent software and founded Nestor in 1977 to apply this technology in commercial applications.

Dr. Cooper’s early work in this field has led Nestor to create new applications in the automated enforcement market.

1) CROSSINGGUARD (RED LIGHT ENFORCEMENT)
- “COLLISION AVOIDANCE”
- COMPLETE EVIDENCE PACKAGE
- NON-INVASIVE TECHNOLOGY

2) VIDEO VASCAR (SPEED DETECTION)
- MULTI-VIOLATORS IN MULTI-LANES
- DETECTION DEVICES INEFFECTIVE
- FULL ENFORCEMENT & HIGH COMPLIANCE

Nestor, Inc.

▪
Used for violation detection
▪
Monitors vehicles approaching the
intersection and provides context view of
violation
Signal Camera
▪
Provides primary evidence of violation
▪
Includes signal transition from yellow to red
Enforcement Camera
▪
Captures plate images of violating vehicle
▪
Captures driver image of violating vehicle
CrossingGuard Cameras
Tracking/Context Camera

Nestor, Inc.

Tracking Camera Configuration
Entry Zone
Limit Line
Confirmation
Line
Lane Map
Reference
Point
Exit Zone

Nestor, Inc.

Signal Camera – Shows the signal phase as vehicle approaches intersection
Enforcement Camera – Same camera captures over 80 images of front or rear of the violating vehicle
Multiple Video Sequences Provide Strongest Possible Evidence

Signal and Enforcement Cameras

Multiple Video Sequences Provide Strongest Possible Evidence

Nestor, Inc.

▪
Ability to monitor up to 4 lanes
simultaneously
▪
Officer safety and efficiency
exponentially increased
▪
On site citation processing without the
risks of “Pursue and issue”
▪
Full touch process à“ One car at a time ”
▪
Potential Risks
▪
Traffic related
▪
Dangerous driver
▪
Potential litigation
▪
Officer retention
▪
Weather related impediments to
enforcement
▪
Inefficient use of resources
Traditional Speed Enforcement

One Ticket At a Time

Revolutionary Speed
Van Enforcement Unit
Traditional Speed Enforcement
‘One Ticket at a Time’

PoliScanspeed Van Solution
‘Multiple Tickets at a Time’

PoliScanspeed Technology

Nestor, Inc.

PoliScanSpeedMulti-Lane Scanning LiDAR

•
Multilane, Multi-Vehicle processing (Scans entire road, all lanes simultaneously)
•
Not restricted to straight roads (only needs 75 ft to operate)
•
High resolution evidence packages
•
3D image processing
•
The only bi-directional LiDAR

Nestor, Inc.

✓
Unit deployed up to
800 feet from vehicle
✓
Makes all locations
accessible
Mobile Mount
Wireless TripodMount

Speed Limit
20

Vehicle Speed
29

Lane
1

Date/Time
2005-11-07
14:14:12

Town
Akron

Address
1486 Copley Rd.

Direction
Eastbound

BUD GORDON'S
5RBC363
QUALITY HYUNDAI

Nestor Traffic Systems

Nestor, Inc.

NTS Multi-vehicle tracking

Nestor, Inc.

NTS Video VASCARÔ speedsystem

Independent Video Speed Evidence Confirmation
▪
Records basic time over distance measurements
▪
Calculations can be compared to the evidence collected from the PoliScanspeed system
▪
Fundamental measurements are easy to present in court
▪
Algorithms used by  NTS Video VASCAR  are the same algorithms used in conventional VASCAR widely recognized by courts throughout the United States

NTS VASCAR Recorder
2006-06-30 11:32:18.07
1: 045 MPH
Recording Mode
Manual Trigger
Poliscan Trigger
Vidar Trigger
Recording Parameters
Speed Limit (MPH):
15
Pre-Recording (sec):
5
Post-Recording (sec):
0
Camera Calibration
Calibrated
Save
Show Grid
Load
Start Recording
Stop Recording
Snapshot
Help
Exit
Status
GO
FORWARD
Start tracking.
The MAIN thread starts here...
Initialized done!
MAIN thread starts...
create the MAIN thread...

Nestor Traffic Systems

Nestor, Inc.

Video VASCAR Tracking

Nestor, Inc.

Install & Maintenance
Training & Support
Violation Review
Citation Processing
Site Planning
Equipment Installation

•
Nestor pays up-front for the equipment, maintenance and installation of the red light and speed systems
•
States and municipalities receive an income stream at no cost
User Training and Support

•
Nestor trains municipal personnel and assists in educating the public on products and safety features
•
Nestor offers a toll-free hotline for questions and support
Violation Review

•
Nestor reviews each potential infraction prior to electronically sending to state and municipal agencies for review
Citation Processing

•
Upon receiving municipal approval from potential infractions sent by Nestor
– the Company offers a full suite of citation processing services which includes:
–
Processing
–
Mailing
–
Fine collections
Turn-key Services Offered by Nestor

Site Planning

•
Nestor works with municipalities to perform statistical feasibilities studies to determine appropriate approaches prior to installation
•
Efficient site planning for increased safety, decreased accidents, decreased police and emergency services

Nestor, Inc.

Fixed Monthly
Fee
3 Revenue Generation Models
Per Ticket
Fee
Combined:
Fixed Monthly
and
Per Ticket Fees
Business Model

▪
Nestor provides installation of its systems and retains ownership of the equipment
▪
No capital outlay required by municipality
▪
Turnkey provision of equipment, software, and processing services
▪
Allows Nestor to structure recurring revenue contracts
▪
In general, red light contract term: 3-5 years
▪
Speed contracts term varies from 30 days-5 years

Nestor, Inc.

Public Safety
CrossingGuard	PoliScanspeed

Complete System
CrossingGuard and PoliScanspeed

Revenue
CrossingGuard and PoliScanspeed

▪
50%-80% reduction in violations in
an enforced approach
▪
Collision avoidance technology
pre-determines if a car will run the
red-light and stop cross traffic
▪
Increase traffic safety in school and
construction zones
▪
Consistent enforcement changes
drivers’ behavior
▪
Ticket delivery by U.S. mail eliminates
officer risk
▪
Full maintenance
▪
Complete solution generates citations, ticket processing and mailing evidence package
▪
Superior evidence package dramatically reduces citation contesting
(reducing traffic related court costs)
▪
No upfront equipment or installation costs
▪
Increase ticket revenue with automated 24 / 7 enforcement
▪
Reduce accidents, thus reduce response costs (police/fire)
Value Proposition

Municipalities migrate from manual enforcement to Nestor’s
automated traffic enforcement solutions because:

Nestor, Inc.

▪
Growing monthly recurring revenue stream
▪
Strong revenue visibility based on existing contractual backlog and installation rates
▪
High quality debtors, payment usually in 30-45 days
▪
Short payback period on CapEx
▪
15 months for CrossingGuard approach
▪
<6 months for PoliScanspeed
▪
Expected positive modified EBITDA after installation of 250 red light approaches and
25 speed units
Financial Highlights

$9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$2.7
Units[1]
CG: 88
Speed: 0
$6.0
Units[1]
CG: 111
Speed: 0
$7.8
Units[1]
CG: 171
Speed: 4
$3.8
2003
2004
2005
Q2 2006

Nestor Traffic Systems

Nestor, Inc.

1. Units as of December 31 of year.
Units
CG: 182
Speed:
3
Historical Revenue

Nestor, Inc.

CrossingGuard
Automated Red Light Solution
PoliScanspeed NTS Video VASCAR
Fixed and Mobile Speed Scanning
Company Overview Today

Nestor is a leading provider of innovative, automated traffic enforcement systems and services to state and local governments throughout the United
States
▪
Over 200 red light approaches generating revenue
▪
10 speed scanning units currently operating (7 mobile, 3 permanent)
▪
Installed systems in 40 municipalities in 10 states and 1 Canadian province
▪
Red light solutions are sold under long term contracts, speed solutions vary
▪
Revenues commence within 30-90 days after system installation

Nestor, Inc.

Inflection Point

▪
Increasing state authorizations for automated red light and speed enforcement
▪
Washington, Texas, Missouri, Tennessee cities expanding the adoption of red light and speed safety programs in 2006
▪
Increasing contract awards – red light, fixed speed and mobile speed
▪
11 new contracts signed in 2006
▪
Recently received City of Baltimore request for 47 additional red light systems
▪
Signed Los Angeles contract for up to 64 red light approaches in February
•
Displaced ACS as city’s automated red light enforcement vendor
•
Installations commenced in Q3 2006 continuing through mid-2007
▪
Mobile speed van product is ready for distribution
▪
Deployed in Akron, OH school zones and East Cleveland city roads, generating revenue from mobile speed under Registered Owner enforcement
▪
Expected to be deploying in Marble Falls and Rhome, Texas for mobile enforcement with officer present under Driver Liability enforcement
▪
Accelerating red light and speed installations in 2006 are expected to begin to reflect in recurring revenue growth trend in early 2007
▪
182 installed red light approaches and 3 speed units at June 30, 2006
▪
Today - 202 red light and 10 speed units installed
▪
110 red light and 4 speed units in active design and delivery phases
▪
Additional 120 red light and 6 speed units awaiting site analysis & selection

Nestor, Inc.

Company Highlights

▪
Large and rapidly growing market for automated traffic enforcement solutions
▪
Red light and speed
▪
Other related applications
▪
Extensive product platform and existing installed base
▪
Proven best of breed technologies
▪
Long term contracts provide recurring revenue model and potential for high return on
CapEx
▪
Strong growth potential and plan-to-profitability
▪
Experienced management team

Nestor, Inc.

Thank You